Exhibit (10-6)
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                   BOARD OF DIRECTORS CHARITABLE GIFTS PROGRAM
                   -------------------------------------------
                             (Benefit at Death)

                          The Procter & Gamble Company
                          ----------------------------


Purpose
-------
The purpose of the Charitable Gifts Program ("Program"), established for non-employee members of the Board of Directors and for the Chairman of the Board and Chief Executive of The Procter & Gamble Company ("participants"), is to provide opportunity for the Company and the participants to share in a program for charitable giving.

Administration
--------------
The Program shall be administered by the Secretary of the Company with contribution payments made by Public Affairs.

Eligibility
-----------
All non-employee Directors and the Chairman and Chief Executive of the Company are eligible for this Program.

Charitable Contribution
-----------------------
The Company will contribute a total of $1,000,000 following the death of the participant to be allocated in accordance with each participant's recommendations among up to five charitable organizations with a minimum amount of $100,000 per charity.

The donation(s) will be made in the participant's name. The donation(s) will be made as soon as practicable following the participant's death.

Charity Selection
-----------------
Each participant will complete a Charitable Beneficiary Recommendation Form to recommend the organization(s) to receive donations from the Company after his or her death. The form will be acknowledged by the Company and a copy will be returned to the participant.

Each charity recommended by a participant must be a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code, including appropriate recipients recognized as such pursuant to applicable Tax Treaty. Private foundations are not eligible to receive donations under the program.

The recommendation of a charitable beneficiary may be withdrawn or revised by a participant at any time before his/her death.

If any charity recommended by a participant ceases to qualify as a tax-exempt organization and a revised recommendation is not submitted before his/her death, the amount requested for that organization shall be prorated among the remaining qualified charities. If all charities cease to qualify, the Company will select a beneficiary or beneficiaries to receive donations in the name of the deceased Director.

Upon the request of a participant, the Company will notify any recommended charity of its intention of making the requested contribution in the name of the participant at the participant's death, subject to revision or withdrawal of such request by the participant and subject to action by the Board of Directors at any later date to amend or terminate the Program. Letters of notification may include designation of particular purposes for use of contributions when received, when and as requested by participants.

Funding
-------
The Company intends to fund the Program by purchasing joint life insurance policies on the lives of the participants. The Company will pay the premiums for each life insurance policy and will be the owner and beneficiary thereof.

Miscellaneous Provisions
------------------------
A participant's rights and interest under this Program may not be assigned or transferred.

No contribution will be required of any participant.

This Program has been adopted by action of the Board of Directors on November 12, 1991, to be effective January 1, 1992. The Program may be amended or terminated at any time by the Board of Directors whenever the Board, in its sole discretion, determines that such action is in the best interest of the Company.



                           MEMORANDUM OF UNDERSTANDING
                           ---------------------------


By and between The Procter & Gamble Company (P&G) and (Director's name).
                                                      -----------------

Whereas, P&G has adopted The Director's Charitable Gift Program and intends to make a future charitable contribution to not more than five charities of my choice; and

Whereas, P&G will be owner and beneficiary of a life insurance policy on joint lives of myself and another Director; and

Whereas, the Program is believed to be in the best interest of the Corporation,its Directors, and its shareholders.

Accordingly, with my consent, P&G has applied for a joint life insurance policy on my life and that of a fellow Director. I recognize that P&G is the owner and beneficiary of the life insurance policy, and that I have no rights under that policy.

I understand it is the intent of the Director's Charitable Gift Program for P&G to make charitable contributions in the total amount of $1,000,000 at the time of my death to the charitable/non-profit organizations of my choice.

I further understand that I have the right to revoke my current charitable preference at any time prior to my death. I also understand that I am authorized to designate only organizations that are qualified under Section 501(c)(3) of the Internal Revenue Code and are not private foundations.

I understand the Plan may be amended or terminated at any time by the Board of Directors as the Board may deem advisable.


                                --------------------------------
                                Director's Name


                                --------------------------------
                                Director's Signature


                                The Procter & Gamble Company:


                                ---------------------------------
                                Secretary's Name


                                ----------------------------------
                                Secretary's Signature




                   CHARITABLE BENEFICIARY RECOMMENDATION FORM
                   ------------------------------------------

Pursuant to the provisions of the Director's Charitable Gift Program and recognizing The Procter & Gamble Company's intent to make posthumous charitable contributions aggregating $1,000,000 to the charitable/non-profit organization of my choice, and that each organization I select is qualified as tax-exempt under Section 501(c)(3) of the Internal Revenue Code and is not a private foundation.

In recognition of all of the above, I hereby make the following beneficiary designations as of the date set forth herein:


                                                                  Amount
   Charitable Organization      Address of Organization      ($100,000 minimum)


1. ______________________       _______________________      __________________



2. ______________________       _______________________      __________________



3. ______________________       _______________________      __________________



4. ______________________       _______________________      __________________



5. ______________________       _______________________      __________________



Please indicate here the name of any selected organization which should be notified:


   ---------------------------

   ---------------------------

   ---------------------------

   ---------------------------

   ---------------------------



I understand this beneficiary designation is revocable on my part at any time prior to my death. This designation will, in fact, be revoked if I complete a Charitable Beneficiary Recommendation Form of later date and file it with the Secretary of The Procter & Gamble Company. I understand that in order to make this change of beneficiary designation valid, I must receive in writing a confirmation from the Secretary of The Procter & Gamble Company. If any charity I designate ceases to be a tax-exempt organization qualified under Section 501(c)(3) of the Internal Revenue Code, and I do not submit a revised Charitable Beneficiary Recommendation Form before my death, the amount I have designated to be donated to that charity shall instead be donated to my remaining designated qualified beneficiaries on a prorated basis. If none of my designated organizations qualify, the donation will be made to the organization(s) selected by The Procter & Gamble Company.




Dated: _____________________________          ______________________________
                                              Director's Name



                                              ------------------------------
                                              Director's Signature



Acknowledged for The Procter & Gamble Company:


Dated: _____________________________          _____________________________
                                              Secretary's Name



                                              -----------------------------
                                              Secretary's Signature